2002 Annual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS THE ROYCE FUNDS

ROYCE VALUE FUND
ROYCE VALUE PLUS F UND
ROYCE TECHNOLOGY VALUE F UND

ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2
PERFORMANCE AND PORTFOLIO REVIEWS	4
SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	10
TRUSTEES AND OFFICERS	20
POSTSCRIPT: BOWLED OVER OR DON’T BELIEVE THE HYPE	21

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

UNFINISHED BUSINESS

By any measure, 2002 was a memorable year. Unfortunately, most of the things that we are likely to associate with it are the same things that many of us would just as soon forget. The prospect of war, the ongoing threat of terrorism, scandals in the boardroom and at the altar, an uncertain economy and, of course, a staggering stock market, all made 2002 both unforgettable and unpleasant. Just as remarkable is the unsettled nature of it all. While it would have been asking a lot for any of these events to resolve themselves tidily before the end of December, the past year seemed to hold more than its share of unfinished business. Certainly neither the economy nor the stock market has yet established a definitive direction. As a result, we seem to have entered what might best be described as an age of anxiety, in contrast to the era of unbridled optimism that marked the late ‘90s. After all, 2001 was also a year characterized by general apprehension (exacerbated by the events of September 11), economic queasiness and a poor-performing stock market. In any case, the current period is one that cannot end quickly enough for most investors, who at this time last year were already tired of trying to survive the bear market that began in March 2000.
          2002 offered little to lift their spirits. Scattered signs of life in the first quarter were snuffed out by second-quarter losses. Following an all-too-brief late summer rally, stock prices bottomed out yet again in mid-October. Frankly, we thought that by the end of July, the stage was set for the market to begin to recover. At that time, the bear market was already more than two years old and the decline in value for equities was already significant. Trillions of dollars had been lost. In addition, there seemed to be widespread, final acceptance that the stock market was facing the wrenching aftermath of a spectacular speculative bubble in the wake of the Internet stock boom. Yet prices continued to fall and the upswing that began in August amounted to very little gain for the market as a whole. Most disappointing of all was the gradual absorption of value stocks into the general downward trend. Perhaps, as noted stock trader Martha Stewart might say, “it’s a good thing” that value lasted as long as it did, but from our perspective, negative returns are never good, even if they are sooner or later inevitable.
          The market did recover a bit from the October 9th low through mid-December, although the last two weeks of the year saw more selling, which dampened the effect of a promising fourth-quarter rally. What factors drove the market’s brief pops and deep crashes? To the general sense of unease, economic and otherwise, we can add the hoped-forincreases in capital spending that stubbornly refused to materialize, the ongoing cloudy earnings picture and the weakening dollar that shook some nervous investors right out of the market. What will it take for discouraged investors to return to stocks? That remains an open question. The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we still maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.
          The ‘90s were dominated by large-cap stocks while the current decade has thus far been led by smaller companies. We think that this leadership can continue through the more bullish phase that we may just now be entering. It’s worth noting that small-cap leadership has occurred in a bear market. The idea persists that small-caps are more vulnerable to market downturns, but in the current down market period they have held up much better than bigger companies. In the current uncertain slow-growth economy, our belief is that small-caps, being generally leaner and meaner, will prove more

2 | THE ROYCE FUNDS ANNUAL REPORT 2002

LETTER TO OUR SHAREHOLDERS

adaptable and better able to handle financial adversity than their larger counterparts. Another reason rests on our belief that simpler, single-line businesses with more transparent accounting are probably going to remain more attractive to investors for at least a few more years. We see this as a potential benefit to small-cap stocks.
Ultimately, however, regardless of the advantages that may or may not accrue to small-cap stocks in the next few years, we will do what we always have — continue to look for what we think are terrific companies trading at low prices relative to our estimate of the company’s value as a business. For more than 25 years, whether times were good, bad or indifferent for equities, we have used the same approach. After all, our orientation was born in the teeth of the bear market of 1973-4. Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated. The importance of absolute returns is absolute. If trying to manage the hurdles of the past year’s wildly volatile and downward sloping market offered us an unrequested refresher course, so be it. Some lessons can never be re-learned enough.	(l-r) Jack Fockler, Chuck Royce, Whitney George

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2003

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2002 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 3

ROYCE VALUE FUND	PERFORMANCE AND PORTFOLIO REVIEW

Average Annual Total Returns	Through 12/31/02	Portfolio Diagnostics

July — December *	-8.06%	Median Market Capitalization	$1.1 billion
One-Year	-23.51	Weighted Average P/B Ratio	1.6x
Since Inception (6/14/01)	-5.80	Weighted Average Yield	0.3%
* Not annualized.		Number of Holdings	58
		Fund Net Assets	$1.3 million

MANAGER’S DISCUSSION

We were very disappointed with both Royce Value Fund’s (RVV) calendar-year performance and its showing from its inception date of 6/14/01. While the stock market has been mired in a downturn since we introduced the Fund, we are nonetheless displeased with its results thus far. RVV was down 23.5% in 2002, trailing its benchmark, the Russell 2000, which lost 20.5% for the same period. The Fund did manage, however, to outperform the Russell 2000 for the since inception period, -5.8% versus -14.1% for the benchmark. What counts most for us as a firm is strong absolute performance, and 2002 was for the most part absolutely miserable. Any year in which we generally fail to produce positive returns is a bad one.

Much of the Fund’s dismal record can be traced to its significant exposure to Technology stocks. Performance was hampered primarily by the lack of capital spending on the part of businesses for technological enhancements and upgrades. The harsh third-quarter downdraft did the bulk of the damage, and we were frankly surprised by its severity. We anticipated more market volatility in the sector, but the strength and resilience of the bear was greater than we expected. Having spent much of the summer buying stocks victimized by tumbling prices, we responded to the autumn fall by re-evaluating several positions in the sector. In some cases, we maintained or increased our stakes in companies that we thought remained promising. We have been selling off others because we found what we deemed were potentially more attractive opportunities elsewhere in the market. This was somewhat easily accomplished throughout the second half of 2002, as the down market continued to produce new lows in the stock prices of many holdings through mid-October. In June, we initiated our position in what we believe is a unique and well-managed business, Autodesk, a provider of software and digital content for various industries. We have a similarly high opinion of Tech Data, an information technology product distributor, and ParthusCeva, a licensor of DSP and application-specific platform intellectual property to the semiconductor industry.

Health is another sector that endured significant setbacks in 2002, but that we think has strong potential for a profitable recovery. We first bought shares of contract research firm Covance in RVV’s portfolio in July, although we have liked its niche business and innovative management for some time. Another firm whose specialty business we find attractive is First Consulting Group, a company that provides information-based consulting and outsourcing services primarily for the healthcare industry.

We also added to our position in online brokerage pioneer E*TRADE Group, as we think that it is making what should ultimately be a successful transition from Internet stock trading to a wide-ranging-service financial services company. In addition, we initiated a position in oil and gas exploration concern Tom Brown back in January when its price dipped. It’s the sort of well-managed company that appeals to value investors like ourselves.

We are hopeful that the Fund can rebound from its admittedly rough start and more effectively navigate the ongoing volatile stock market.

4 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE FUND	PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Tom Brown	3.8%
Autodesk	3.8
Varian Medical Systems	3.8
Covance	3.7
ParthusCeva	3.5
Cimarex Energy	3.5
E*TRADE Group	3.3
Universal Compression Holdings	3.2
Tech Data	3.1
First Consulting Group	3.0

Portfolio Sector Breakdown	% of Net Assets

Technology	39.8%
Health	16.3
Natural Resources	14.5
Financial Intermediaries	10.3
Financial Services	5.3
Industrial Products	3.0
Consumer Services	2.2
Industrial Services	1.9
Consumer Products	0.8
Cash & Cash Equivalents	5.9

GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

Big Lots	$32,290	Time Warner Telecom	$45,300
Covance	22,235	Allegiance Telecom	44,649
Syntel	21,537	E*TRADE Group	35,287
Cornell Companies	17,526	Mentor Graphics	32,980
Avnet	16,483	Gene Logic	32,304

Big Lots — In contrast to its merchandise, the stock price of this close-out retailer climbed steadily during the first half as growing sales and glowing Wall Street reviews proved to be a winning combination. We sold our shares in June, then repurchased some in December after its price fell.

Covance — For some time, we have liked the niche business and financial characteristics of this contract research firm that serves nearly all facets of the healthcare industry. After first purchasing shares in RVV’s portfolio in June, we were pleased to see its price rise in the fourth quarter.

Time Warner Telecom — We still think that this firm can ultimately benefit once its industry recovers from the worst-ever downturn in telecom history, but we sold our shares in September to pursue other opportunities.

Allegiance Telecom — Some recent operational difficulties and one of the worst-ever markets for telecommunications stocks were more than enough for the price of this telecommunications service provider for small-and mid-sized businesses to ring up consistent drops. We think that a turnaround may still be possible, but turned our attention elsewhere by selling our shares.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 5

ROYCE VALUE PLUS FUND	PERFORMANCE AND PORTFOLIO REVIEW

Average Annual Total Returns	Through 12/31/02	Portfolio Diagnostics

July — December *	-12.84%	Median Market Capitalization	$267 million
One-Year	-14.74	Weighted Average P/B Ratio	1.5x
Since Inception (6/14/01)	2.29	Weighted Average Yield	0.1%
* Not annualized.		Number of Holdings	53
		Fund Net Assets	$3.9 million

MANAGER’S DISCUSSION

There weren’t many pluses in 2002 for Royce Value Plus Fund (RVP). The Fund lost 14.7% for the calendar year, outperforming its benchmark, the Russell 2000, which was down 20.5% for the same period. Small-cap value stocks generally began to feel the bite of the bear in May, and things only grew worse through July and into mid-October. RVP declined 22.3% in the difficult third quarter before rebounding a bit in the fourth-quarter rally, when it was up 12.1%. The Fund’s average annual total return since inception (6/14/01) through 12/31/02 was 2.3%.

Holdings in the Health and Technology sectors were hit especially hard in the downturn. We feel confident about the recovery potential for each area. In fact, healthcare and biotech stocks we find especially promising, and we increased the Fund’s exposure to Health stocks throughout the year. Although arguably not as visible as our daily use of the Internet and telecommunications, health care is growing rapidly. In 2002, a year in which biotech and other health stocks struggled, healthcare consumption grew. We see no signs of this trend slowing down; instead, we see the aging Baby Boomer generation and the attendant demand for improvements in overall quality of life keeping the demand for healthcare products and services growing. For smaller companies, the risk is that their capital will be exhausted before the economy and/or stock market improve. Yet we think that larger pharmaceutical and biotech companies, generally on the lookout for new products and services, are more likely to buy out promising companies before they run out of capital if the stock market and economy fail to recover in a timely fashion. Therefore, we increased our positions in many of the Fund’s holdings in the Health sector amidst the precipitous drops in the summer and autumn months. Many of these stocks were trading at, near or below their cash value, meaning that the market was essentially placing a zero value on their businesses. From our perspective, this translated into healthy bargains. For example, the price of Lexicon Genetics fell through most of 2002, yet we like its gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We also think that its approximately $300 million facilities, $100 million in cash and increasing revenues make it a terrific company. Gene Logic is a company with an extensive database of healthy and diseased human tissue and other genetic material that allows medical professionals a potentially greater understanding of changing DNA structures. This unique business has been losing money, but it remains highly attractive to us because it was trading at or near its cash per share value for much of the latter part of 2002, which means that the market was valuing its unique business at close to zero. We think that it’s potentially worth much more.

In September, we first bought shares of Dycom Industries, a service provider to the telecommunications and cable industries. We liked its low price and were happy to see its business make some modest improvements before the end of the year. One Technology position that we are building is satellite communications equipment maker ViaSat, a company with a growing business and what we regard as a terrific balance sheet. Information technology and management consultant Perot Systems endured sluggish times for its industry and allegations of energy price fixing in California. When its price slumped in June, we doubled our stake.

We think that the Fund is well positioned for what we suspect will be a highly volatile stock market in the coming months.

6 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE PLUS FUND	PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Dycom Industries	3.8%
Gold Fields ADR	3.5
Glamis Gold	3.5
U.S. Global Investors Cl. A	3.1
ViaSat	2.9
VIVUS	2.8
Perot Systems Cl. A	2.8
Antigenics	2.6
E*TRADE Group	2.5
Lexicon Genetics	2.5

Portfolio Sector Breakdown	% of Net Assets

Technology	27.5%
Health	26.4
Natural Resources	18.1
Industrial Services	7.4
Financial Services	3.1
Financial Intermediaries	2.5
Cash & Cash Equivalents	15.0

GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

Glamis Gold	$97,127	Emisphere Technologies	$87,343
Overstock.com	63,319	Somera Communications	86,629
Gold Fields ADR	59,200	Gene Logic	86,384
PDF Solutions	50,195	Lexicon Genetics	84,694
Jupitermedia Corporation	48,709	Electroglas	75,100

Glamis Gold — A near-20-year downward trend in commodity prices began to reverse itself this year, and this well-managed firm engaged in the exploration, development and extraction of precious metals was a shining beneficiary. We continue to hold a large position.

Overstock.com — We were intrigued by the promising business and very low stock price of this online discount and close-out retailer. Shortly after we bought shares in October, its priced more than doubled, leading us to sell our shares.

Emisphere Technologies — We think very highly of this biopharmaceutical firm that develops pill and liquid forms of injectable drugs, in spite of the recent decline in the stock’s price following the late-stage failure of an oral version of a blood-thinning drug. We increased our position in the first half.

Somera Communications — In spite of losses, we are content to hold a large position in this de-installer and reseller of after-market telecommunications equipment because we like its management and interesting niche business.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 7

ROYCE TECHNOLOGY VALUE FUND	PERFORMANCE AND PORTFOLIO REVIEW

Cumulative Total Returns	Through 12/31/02	Portfolio Diagnostics

July — December *	-1.37%	Median Market Capitalization	$288 million
One Year	-13.40	Weighted Average P/B Ratio	1.5x
Since Inception (12/31/01)	-13.40	Weighted Average Yield	0.0%
* Not annualized.		Number of Holdings	49
		Fund Net Assets	$4.8 million

MANAGER’S DISCUSSION

The inaugural year for Royce Technology Value Fund (RTV) and portfolio manager Jonathan Cohen went relatively well. In 2002, the Fund was down 13.4%, outperforming the broad-based Nasdaq Composite (-31.5%), the Russell 2000 (-20.5%) and the Russell 2000 Technology index (-46.2%). RTV also finished the year with a stronger return than many broad-based equity funds and technology funds. However, we wish for the Fund’s performance to be measured on an absolute standard, and by that mark, 2002 was somewhat disappointing, even after factoring in a bear market that has been especially hard on Technology issues. The third-quarter slide that saw the prices of many small-cap value stocks begin to tumble also affected RTV. The Fund was down 16.4% in the third quarter, although it finished ahead of the Nasdaq Composite (-19.9%), the Russell 2000 (-21.4%) and the Russell 2000 Technology index (-34.8%). In the fourth-quarter rally, the Fund was able to shake off the effects of the fall downturn with an 18.0% return. While welcome, this was still not enough to overcome the slow start for the Fund and for Technology stocks in general.

The lack of capital spent on technological improvements and enhancements by most businesses was a primary culprit in the sector’s overall poor performance, as was the sluggish demand for personal computers. In fact, the second half of 2002 was nearly a perfect repeat of what we saw in the second half of 2001 — a tough first half led investors to hope for increased spending on technology in the year’s second half, hopes that, once dashed, led to further price erosion as frustrated stockholders fled stocks. The fourth-quarter rally was something of a mitigating factor, but not enough to overcome a third consecutive year of hard times for Technology investors.

The Fund was not positioned for a significant rebound in Technology spending, not that one would not have been welcome. Our bottom-up value approach leads us to companies that are relatively less reliant on top-down macroeconomic factors. We select securities primarily based on a company’s balance sheet quality and proven record as a business rather than growth-rate projections, industry forecasts and economic predictions. However, it is important to remember that, with Technology or any other type of equity investing, one cannot entirely escape some consideration of top-down factors.

2002’s plunging prices allowed us to increase our positions in companies that meet our conservative value criteria. Verity develops knowledge retrieval software products for various Internet applications. The firm has what we regard as an excellent balance sheet and has so far exceeded Wall Street’s expectations, mostly by prospering while competitors have stumbled in a very challenging market. We view the Internet as a potentially profitable distribution channel (much like the telephone or the local mall) for companies with sensible business plans and promising products and services. This helps to explain our attraction to LendingTree and FindWhat.com, two companies with growing businesses and what we believe are sterling financial characteristics.

While we are not anticipating that 2003 will be as painful as 2002, we do expect that high volatility will remain with us in the months to come and that RTV’s portfolio is well-positioned to benefit from any improvements in its sector.

8 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE TECHNOLOGY VALUE FUND	PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

CyberSource Corporation	5.2%
Register.com	5.2
United Online	5.0
Verity	4.7
Artisan Components	4.2
FindWhat.com	4.2
Unisys Corporation	4.1
ManTech International Cl. A	4.0
LendingTree	3.2
American Power Conversion	3.2

Industry Group Breakdown	% of Net Assets

Internet Software and Services	28.5%
Software	12.1
Components and Systems	8.7
Advertising/Publishing	5.1
Semiconductors and Equipment	5.0
Telecommunication	4.5
IT Services	4.1
Miscellaneous Financial Services	3.2
Leisure/Entertainment	3.2
Distribution	2.4
Commercial Services	2.1
Securities Brokers	2.1
Banking	0.4
Cash & Cash Equivalents	18.6

GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

United Online	$151,411	Adaptec	$90,074
Artisan Components	66,268	Allegiance Telecom	89,092
SilverStream Software	63,540	CryptoLogic	75,295
LendingTree	60,814	Indus International	68,984
Verity	52,600	Metro One Telecommunications	60,525

United Online — This Internet Service Provider benefited from much better than expected operating results (including positive cash flows), which pushed its price up throughout the first half. We like its strong balance sheet and high cash reserves.

Artisan Components — Investors began to take notice of this company’s interesting niche business late in the year. The firm has an extensive algorithm library of integrated circuits that we think adds value to its work as a developer of high performance, low power and high density embedded memory components for integrated circuits. We built our position through October.

Adaptec — A company that specializes in the storage, movement and protection of digital content, its stock price fell victim both to delays in bringing new products to market and to the overall dearth in technology spending. We like the company’s management, its balance sheet and its niche business, so we are content to hold on for now.

Allegiance Telecom — This specialist in telecommunications services for small- and medium-sized business made efforts to come to terms with its capital structure problems, but we ran out of patience and sold our shares in December.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 9

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2002

ROYCE VALUE FUND

COMMON STOCKS – 94.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 0.8%			Industrial Products – 3.0%
Apparel and Shoes – 0.3%			Building Systems and Components – 0.2%
†Polo Ralph Lauren Cl. Aa	200	$4,352	†Simpson Manufacturing[a]	100	$3,290

Sports and Recreation – 0.3%			Construction Materials – 0.3%
†Monaco Coach[a]	200	3,310	†Florida Rock Industries	100	3,805

Other Consumer Products – 0.2%			Machinery – 2.5%
†Oakley[a]	300	3,081	Coherent[a]	1,200	23,940
			†Lincoln Electric Holdings	200	4,630
Total (Cost $10,844)		10,743	†Woodward Governor	100	4,350

Consumer Services – 2.2%					32,920
Direct Marketing – 1.0%
†Nu Skin Enterprises Cl. A	1,100	13,167	Total (Cost $57,421)		40,015

Retail Stores – 1.2%			Industrial Services – 1.9%
Big Lots[a]	1,200	15,876	Commercial Services – 0.8%
			TMP Worldwide[a]	1,000	11,310
Total (Cost $28,685)		29,043
			Engineering and Construction – 0.2%
Financial Intermediaries – 10.3%			†Dycom Industries[a]	200	2,650
Insurance – 5.3%
†Erie Indemnity Company Cl. A	1,000	36,260	Transportation and Logistics – 0.9%
†RLI	1,100	30,690	EGL[a]	800	11,400
†Wesco Financial	10	3,099
			Total (Cost $42,153)		25,360
		70,049
			Natural Resources – 14.5%
Securities Brokers – 3.3%			Energy Services – 6.6%
E*TRADE Group [a]	9,000	43,740	Helmerich & Payne	1,000	27,910
			Input/Output[a]	4,000	17,000
Other Financial Intermediaries – 1.7%			†Universal Compression Holdings [a]	2,200	42,086
†Chicago Mercantile Exchange	500	21,830
					86,996
Total (Cost $151,838)		135,619
			Oil and Gas – 7.9%
Financial Services – 5.3%			†Tom Brown [a]	2,000	50,200
Information and Processing – 2.2%			†Cimarex Energy [a]	2,600	46,540
†FactSet Research Systems	1,000	28,270	†Unit Corporation[a]	200	3,710
			†Westport Resources[a]	200	4,160
Investment Management – 3.1%
†Federated Investors Cl. B	200	5,074			104,610
†Neuberger Berman	1,000	33,490
†T. Rowe Price Group	100	2,728	Total (Cost $200,208)		191,606

		41,292	Technology – 39.8%
			Components and Systems – 4.7%
Total (Cost $63,742)		69,562	REMEC [a]	7,500	29,100
			Symbol Technologies	4,000	32,880
Health – 16.3%
Commercial Services – 1.8%					61,980
Quintiles Transnational[a]	2,000	24,200
			Distribution – 5.5%
Drugs and Biotech – 3.6%			Avnet [a]	3,000	32,490
†Endo Pharmaceuticals Holdings[a]	500	3,850	Tech Data [a]	1,500	40,440
†Invitrogen Corporation[a]	100	3,129
†Martek Biosciences[a]	100	2,516			72,930
Perrigo [a]	3,100	37,665
			Internet Software and Services – 3.4%
		47,160	CNET Networks[a]	3,000	8,130
			†EarthLink[a]	5,200	28,340
Health Services – 7.1%			RealNetworks[a]	2,000	7,620
†Covance [a]	2,000	49,180
†First Consulting Group [a]	6,800	39,168			44,090
†RehabCare Group[a]	300	5,724
			IT Services – 6.5%
		94,072	†BearingPoint[a]	4,000	27,600
			CIBER[a]	5,000	25,750
Surgical Products and Devices – 3.8%			†MAXIMUS[a]	100	2,610
Varian Medical Systems [a]	1,000	49,600	Perot Systems Cl. Aa	2,700	28,944

Total (Cost $183,447)		215,032			84,904

10 | THE ROYCE FUNDS ANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2002

ROYCE VALUE FUND (continued)	ROYCE VALUE PLUS FUND

			COMMON STOCKS – 85.0%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Financial Intermediaries – 2.5%
Semiconductors and Equipment – 10.9%			Securities Brokers – 2.5%
†Cabot Microelectronics [a]	800	$37,760	E*TRADE Group[a]	20,000	$97,200
Entegris[a]	2,000	20,600
Exar[a]	1,000	12,400	Total (Cost $89,102)		97,200
†Lattice Semiconductor[a]	3,000	26,310
†ParthusCeva [a]	7,900	46,689	Financial Services – 3.1%
			Investment Management – 3.1%
		143,759	†U.S. Global Investors Cl. A [a]	50,000	122,450

Software – 6.5%			Total (Cost $96,201)		122,450
†Autodesk[a]	3,500	50,050
†Macromedia [a]	3,000	31,950	Health – 26.4%
†Sybase[a]	300	4,020	Drugs and Biotech – 23.3%
			†Albany Molecular Research [a]	5,000	73,955
		86,020	Antigenics [a]	10,000	102,400
			†Bruker Daltonics[a]	5,000	24,300
Telecommunication – 2.3%			†CIMA Labs[a]	500	12,095
†Scientific-Atlanta	2,600	30,836	†Compugen[a]	30,000	53,100
			Discovery Partners International[a]	15,000	41,700
Total (Cost $637,352)		524,519	†Durect Corporation[a]	15,100	30,502
			DUSA Pharmaceuticals[a]	10,000	16,300
TOTAL COMMON STOCKS			Emisphere Technologies[a]	20,000	69,600
(Cost $1,375,690)		1,241,499	†Endo Pharmaceuticals Holdings [a]	12,000	92,388
			Gene Logic[a]	9,400	59,126
REPURCHASE AGREEMENT – 9.2%			Lexicon Genetics [a]	20,400	96,492
State Street Bank & Trust Company,			Perrigo [a]	7,500	91,125
0.50% dated 12/31/02, due 1/2/03,			†United Therapeutics[a]	2,500	41,750
maturity value $121,003			VIVUS [a]	30,000	111,900
(collateralized by U.S. Treasury Bonds,
5.25% due 2/15/29, valued at $128,550)					916,733
(Cost $121,000)		121,000
			Health Services – 1.4%
TOTAL INVESTMENT – 103.3%			†First Consulting Group[a]	10,000	57,600
(Cost $1,496,690)		1,362,499
LIABILITIES LESS CASH			Surgical Products and Devices – 1.7%
AND OTHER ASSETS – (3.3%)		(43,807)	†OrthoLogic Corporation[a]	5,000	18,050
			VISX[a]	5,000	47,900
NET ASSETS – 100.0%		$1,318,692
					65,950

			Total (Cost $1,341,790)		1,040,283

			Industrial Services – 7.4%
			Commercial Services – 3.6%
			Cornell Companies [a]	9,000	81,000
			Exponent[a]	4,000	58,756

					139,756

			Engineering and Construction – 3.8%
			†Dycom Industries [a]	11,300	149,725

			Total (Cost $234,691)		289,481

			Natural Resources – 18.1%
			Energy Services – 3.8%
			Input/Output [a]	20,000	85,000
			Precision Drilling[a]	2,000	65,080

					150,080

			Oil and Gas – 2.9%
			†Unit Corporation [a]	4,000	74,200
			†Westport Resources[a]	2,000	41,600

					115,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2002 | 11

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2002

ROYCE VALUE PLUS FUND (continued)

	SHARES	VALUE		VALUE
Natural Resources (continued)			REPURCHASE AGREEMENT – 15.1%
Precious Metals and Mining – 11.4%			State Street Bank & Trust Company,
Apex Silver Mines[a]	3,000	$44,400	0.50% dated 12/31/02, due 1/2/03,
†Glamis Gold [a]	12,000	136,080	maturity value $596,017
†Gold Fields ADR[b]	10,000	139,600	(collateralized by U.S. Treasury Bonds,
†Meridian Gold[a]	5,000	88,150	8.00% due 11/15/21, valued at $614,374)
†Twin Mining[a]	167,000	39,115	(Cost $596,000)	$596,000

		447,345	TOTAL INVESTMENTS – 100.1%
			(Cost $4,298,531)	3,939,230
Total (Cost $611,276)		713,225	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.1)%	(5,653)
Technology – 27.5%
Components and Systems – 6.3%			NET ASSETS – 100.0%	$3,933,577
Excel Technology[a]	2,000	35,780
PC-Tel[a]	5,000	33,900
Performance Technologies[a]	10,000	32,600
REMEC[a]	20,000	77,600
TTM Technologies[a]	20,000	66,180

		246,060

Internet Software and Services – 3.7%
CyberSource Corporation[a]	15,000	36,750
Jupitermedia Corporation[a]	15,000	37,350
RealNetworks[a]	6,500	24,765
Register.com[a]	10,000	45,000

		143,865

IT Services – 3.7%
†MAXIMUS[a]	1,500	39,150
Perot Systems Cl. A [a]	10,100	108,272

		147,422

Semiconductors and Equipment – 3.6%
Electroglas[a]	8,000	12,320
Exar[a]	3,000	37,200
†PDF Solutions[a]	2,400	16,632
†ParthusCeva[a]	10,000	59,100
Semitool[a]	2,700	16,767

		142,019

Software – 3.7%
†Lightspan[a]	75,000	78,825
Transaction Systems Architects Cl. Aa	10,000	65,000

		143,825

Telecommunication – 6.5%
†Anaren[a]	10,000	88,000
Somera Communications[a]	20,000	54,000
ViaSat[a]	10,000	115,400

		257,400

Total (Cost $1,329,471)		1,080,591

TOTAL COMMON STOCKS
(Cost $3,702,531)		3,343,230

12 | THE ROYCE FUNDS ANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2002

ROYCE TECHNOLOGY VALUE FUND

COMMON STOCKS – 81.4%
	SHARES	VALUE		SHARES	VALUE
Advertising/Publishing – 5.1%			Miscellaneous Financial Services – 3.2%
†FindWhat.com[a]	25,000	$199,750	†LendingTree[a]	12,000	$154,560
†Harris Interactive[a]	5,000	14,750
†ValueClick[a]	10,000	27,900	Total (Cost $93,746)		154,560

Total (Cost $199,105)		242,400	Securities Brokers – 2.1%
			†E*TRADE Group[a]	15,000	72,900
Banking – 0.4%			†SoundView Technology Group[a]	18,000	27,000
†NetBank[a]	2,000	19,360
			Total (Cost $170,986)		99,900
Total (Cost $27,683)		19,360
			Semiconductors and Equipment – 5.0%
Commercial Services – 2.1%			†Artisan Components[a]	13,000	200,590
†Convergys Corporation[a]	1,500	22,725	†Emulex[a]	2,000	37,100
†Metro One Telecommunications[a]	3,500	22,575
†PartsBase[a]	5,000	7,255	Total (Cost $185,521)		237,690
†West Corporation[a]	3,000	49,800
			Software – 12.1%
Total (Cost $219,392)		102,355	†ILOG ADR[a,b]	7,000	46,277
			†Indus International[a]	35,000	57,400
			†Macromedia[a]	5,000	53,250
Components and Systems – 8.7%			†ManTech International Cl. Aa	10,000	190,700
†Adaptec[a]	10,000	56,500	†Radview Software[a]	50,000	7,500
†American Power Conversion[a]	10,000	151,500	†Verity[a]	16,800	224,969
†Iomega Corporation[a]	7,000	54,950
†Komag[a]	12,500	54,125	Total (Cost $699,676)		580,096
†Kronos[a]	1,000	36,990
†Western Digital[a]	10,000	63,900	Telecommunication – 4.5%
			†ADTRAN[a]	2,000	65,800
Total (Cost $507,976)		417,965	†Alvarion[a]	15,000	28,050
			†Extreme Networks[a]	2,500	8,175
Distribution – 2.4%			†Net2Phone[a]	12,000	48,600
†CompuCom Systems[a]	20,000	112,200	†PanAmSat[a]	1,500	21,960
			†TALK America Holdings[a]	7,999	44,794
Total (Cost $84,579)		112,200
			Total (Cost $220,015)		217,379
IT Services – 4.1%
†Unisys Corporation[a]	20,000	198,000	TOTAL COMMON STOCKS
			(Cost $4,373,522)		3,898,363
Total (Cost $210,449)		198,000
			REPURCHASE AGREEMENT – 14.1%
Internet Software and Services – 28.5%			State Street Bank & Trust Company,
†CryptoLogic[a]	8,000	37,840	0.50% dated 12/31/02, due 1/2/03,
†CyberSource Corporation[a]	102,000	249,900	maturity value $673,019
†DoubleClick[a]	9,000	50,940	(collateralized by U.S. Treasury Bonds,
†EarthLink[a]	5,000	27,250	9.125% due 5/15/18, valued at $691,600)
†ePresence[a]	40,000	77,600	(Cost $673,000)		673,000
†FairMarket[a]	45,000	73,800
†Jacada[a]	57,500	84,008	TOTAL INVESTMENTS – 95.5%
†Jupitermedia Corporation[a]	32,000	79,680	(Cost $5,046,522)		4,571,363
†LookSmart[a]	10,000	24,800	CASH AND OTHER ASSETS
†Priceline.com[a]	20,000	32,000	LESS LIABILITIES – 4.5%		214,526
†Register.com[a]	55,000	247,500
†SeeBeyond Technology[a]	30,000	72,900	NET ASSETS – 100.0%		$4,785,889
†Stellent[a]	15,000	66,585
†United Online[a]	15,000	239,115

Total (Cost $1,582,750)		1,363,918

Leisure/Entertainment – 3.2%
†NetFlix[a]	10,000	110,100
†Ticketmaster Cl. Ba	2,000	42,440

Total (Cost $171,644)		152,540

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2002 (unaudited).
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2002 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2002 | 13

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2002

	Royce	Royce Value	Royce Technology
	Value Fund	Plus Fund	Value Fund

ASSETS:
Investments at value*	$1,241,499	$3,343,230	$3,898,363
Repurchase agreements (at cost and value)	121,000	596,000	673,000
Cash	1,138	35	845
Receivable for capital shares sold	74	1,592	318,053
Receivable for dividends and interest	255	9	9
Prepaid expenses and other assets	40	119	85

Total Assets	1,364,006	3,940,985	4,890,355

LIABILITIES:
Payable for investments purchased	–	–	85,700
Payable for capital shares redeemed	40,615	–	9,203
Payable for investment advisory fees	–	1,892	4,194
Accrued expenses	4,699	5,516	5,369

Total Liabilities	45,314	7,408	104,466

Net Assets	$1,318,692	$3,933,577	$4,785,889

ANALYSIS OF NET ASSETS:
Undistributed net investment loss	–	$(19,215)	–
Accumulated net realized gain (loss) on investments	(22,093)	(193,227)	35,881
Net unrealized depreciation on investments	(134,191)	(359,301)	(475,159)
Capital shares	303	792	1,104
Additional paid-in capital	1,474,673	4,504,528	5,224,063

Net Assets	$1,318,692	$3,933,577	$4,785,889

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each fund)	302,888	792,050	1,104,144

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price** per share)	$4.35	$4.97	$4.33

*Investments at identified cost	$1,375,690	$3,702,531	$4,373,522

**Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

14 | THE ROYCE FUNDS ANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

					Royce Technology
	Royce Value Fund		Royce Value Plus Fund		Value Fund

	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001*	2002	2001*	2002	2001**

INVESTMENT OPERATIONS:
Net investment loss	$(17,140)	$(7,006)	$(52,579)	$(10,732)	$(55,977)	$–
Net realized gain (loss) on investments	(21,431)	68,153	(185,474)	130,889	91,858	–
Net change in unrealized appreciation (depreciation) on investments	(330,763)	196,572	(624,524)	265,223	(475,159)	–

Net increase (decrease) in net assets from investment operations	(369,334)	257,719	(862,577)	385,380	(439,278)	–

DISTRIBUTIONS:
Net investment income	–	–	–	–	–	–
Net realized gain on investments	(46,805)	(17,282)	(92,834)	(36,428)	–	–

Total distributions	(46,805)	(17,282)	(92,834)	(36,428)	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	369,800	1,233,006	3,261,941	1,831,232	3,737,834	2,001,080
Distributions reinvested	46,218	17,282	92,125	36,428	–	–
Value of shares redeemed	(171,912)	–	(682,715)	–	(514,512)	–
Shareholder redemption fees	–	–	1,025	–	765	–

Net increase in net assets from capital share transactions	244,106	1,250,288	2,672,376	1,867,660	3,224,087	2,001,080

NET INCREASE (DECREASE) IN NET ASSETS	(172,033)	1,490,725	1,716,965	2,216,612	2,784,809	2,001,080
NET ASSETS:
Beginning of period	1,490,725	–	2,216,612	–	2,001,080	–

End of period	$1,318,692	$1,490,725	$3,933,577	$2,216,612	$4,785,889	$2,001,080

UNDISTRIBUTED NET INVESTMENT LOSS AT END OF PERIOD	$–	$–	$(19,215)	$–	$–	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	71,472	250,306	541,019	364,774	822,452	400,216
Shares issued for reinvestment of distributions	10,293	2,934	18,536	6,324	–	–
Shares redeemed	(32,117)	–	(138,603)	–	(118,524)	–

Net increase in shares outstanding	49,648	253,240	420,952	371,098	703,928	400,216

* From June 14, 2001 (commencement of operations) to December 31, 2001.
** December 31, 2001 (commencement of operations).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2002 | 15

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2002

	Royce	Royce Value	Royce Technology
	Value Fund	Plus Fund	Value Fund

INVESTMENT INCOME:
Income:
Dividends	$2,952	$4,967	$–
Interest	204	3,402	8,216

Total income	3,156	8,369	8,216

Expenses:
Investment advisory fees	13,591	40,905	48,374
Distribution fees	3,397	10,226	8,062
Shareholder servicing	10,046	10,146	11,779
Custody	6,258	11,517	9,545
Professional fees	3,013	3,091	3,090
Registration	2,540	4,562	3,650
Shareholder Reports	1,686	3,317	1,805
Administrative and office facilities	334	899	662
Trustees’ fees	84	236	172
Other expenses	865	965	879

Total expenses	41,814	85,864	88,018
Fees waived by investment adviser and distributor	(16,988)	(24,916)	(23,825)
Expenses reimbursed by investment adviser	(4,530)	–	–

Net expenses	20,296	60,948	64,193

Net investment income (loss)	(17,140)	(52,579)	(55,977)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(21,431)	(185,474)	91,858
Net change in unrealized appreciation (depreciation) on investments	(330,763)	(624,524)	(475,159)

Net realized and unrealized gain (loss) on investments	(352,194)	(809,998)	(383,301)

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$(369,334)	$(862,577)	$(439,278)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE VALUE FUND (a)
2002	$5.89	$(0.06	)(d)	$(1.32)	—	$(0.16)	$4.35	(23.5)%	$1,319	1.49%	(1.26)%	89%
2001	5.00	(0.03)		0.99	—	(0.07)	5.89	19.2%**	1,491	1.49%*	(1.39)%*	74%
ROYCE VALUE PLUS FUND (b)
2002	$5.97	$(0.07	)(d)	$(0.81)	—	$(0.12)	$4.97	(14.7)%	$3,934	1.49%	(1.29)%	110%
2001	5.00	(0.03)		1.10	—	(0.10)	5.97	21.5%**	2,217	1.49%*	(1.46)%*	62%
ROYCE TECHNOLOGY VALUE FUND (c)
2002	$5.00	$(0.17	)(d)	$(0.50)	—	—	$4.33	(13.4)%	$4,786	1.99%	(1.74)%	45%

(a)	Expense ratios are shown after fee waivers, and expense reimbursements by the investment adviser. For the periods ended December 31, 2002 and 2001, the expense ratios before the waivers and reimbursements would have been 3.08% and 4.18%, respectively. The Fund commenced operations on June 14, 2001.
(b)	Expense ratios are shown after fee waivers, and expense reimbursements by the investment adviser. For the periods ended December 31, 2002 and 2001, the expense ratios before the waivers and reimbursements would have been 2.10% and 3.71%, respectively. The Fund commenced operations on June 14, 2001.
(c)	Expense ratio is shown after fee waivers by the investment adviser and distributor. For the period ended December 31, 2002, the expense ratio before the waivers would have been 2.73%. The Fund commenced operations on December 31, 2001.
(d)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

16 | THE ROYCE FUNDS ANNUAL REPORT 2002	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Royce Value Fund and Royce Value Plus Fund commenced operations on June 14, 2001 and Royce Technology Value Fund commenced operations on December 31, 2001, however the fund had no operations on that date other than those related to organizational matters, including the initial capital contribution of $2,001,080 and the issuance of 400,216 shares.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
    Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

    The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

    Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. Royce Value Fund and Royce Value Plus Fund have elected to defer to January 1, 2003 post-October losses of $1,164 and $102,484, respectively.

    The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards expiring in 2010 for Royce Value Fund and Royce Value Plus Fund were $20,929 and $79,064, respectively.

Repurchase agreements:
    The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Fund’s assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
    Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.00% of the average net assets of Royce Value Fund and Royce Value Plus Fund and 1.50% of the average net assets of Royce Technology Value Fund. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.49% for Royce Value Fund and Royce Value Plus Fund and 1.99% for Royce Technology Value Fund through December 31, 2002. For the year ended December 31, 2002, Royce waived advisory fees of $13,591, $14,690 and $15,763 for Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund, respectively.

Distributor:
    Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 0.25% of the average net assets of Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund. For the year ended December 31, 2002, RFS voluntarily waived the distribution fees of $3,397, $10,226 and $8,062 for Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PURCHASES AND SALES OF INVESTMENT SECURITIES:
    For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales

Royce Value Fund	$1,517,881	$1,152,502
Royce Value Plus Fund	5,950,775	3,780,630
Royce Technology Value Fund	5,260,364	978,700

OWNERSHIP OF CAPITAL SHARES:
    At December 31, 2002, trustees and officers of the Trust collectively owned: 195,456 shares of Royce Value Fund (65% of shares outstanding) valued at $854,234; 138,045 shares of Royce Value Plus Fund (17% of shares outstanding) valued at $686,082; and 267,869 shares of Royce Technology Value Fund (26% of shares outstanding) valued at $1,159,873.

TAX INFORMATION:
    At December 31, 2002, net unrealized depreciation based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
	Tax Basis Cost	Depreciation	Appreciation	Depreciation

Royce Value Fund	$1,496,690	$(134,191)	$ 82,879	$217,070
Royce Value Plus Fund	4,329,425	(390,195)	401,029	791,224
Royce Technology Value Fund	5,046,886	(475,523)	401,081	876,604

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

    Distributions during the periods ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

	Ordinary Income		Return of Capital

	2002	2001	2002	2001

Royce Value Fund	$44,527	$17,282	$2,278	$–
Royce Value Plus Fund	91,482	36,428	1,352	–

    The tax basis components of distributable earnings at December 31, 2002, were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)	Earnings

Royce Value Fund	$–	–	$(134,191)	$(134,191)
Royce Value Plus Fund	–	–	(390,195)	(390,195)
Royce Technology Value Fund	36,245	–	(475,523)	(439,278)

    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain / (Loss)	Capital

Royce Value Fund	$17,140	$2,278	$(19,418)
Royce Value Plus Fund	33,364	1,352	(34,716)
Royce Technology Value Fund	55,977	(55,977)	–

18 | THE ROYCE FUNDS ANNUAL REPORT 2002

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 31, 2003

THE ROYCE FUNDS ANNUAL REPORT 2002 | 19

TRUSTEES AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee*and President	NAME AND POSITION:	David L. Meister, Trustee
Age: 63	No. of Funds Overseen: 17	Age: 63	No. of Funds Overseen: 17
Tenure: Since 1982	Non-Royce Directorships: None	Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Managing Director, Secretary, Treasurer and director of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 48	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: Director of registered investment companies constituting four Legg Mason Funds.
		NAME AND POSITION:	G. Peter O’Brien, Trustee

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

		Age: 57	No. of Funds Overseen: 17
		Tenure: Since 2001	Non-Royce Directorships: Trustee/Director of registered investment companies constituting 18 Legg Mason Funds. Director of Renaissance Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:	Donald R. Dwight, Trustee
Age: 71	No. of Funds Overseen: 17
Tenure: Since 1988	Non-Royce Directorships: Trustee of the registered investment companies constituting the 94 Eaton Vance Funds
		NAME AND POSITION:	John D. Diederich, Vice President

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

Age: 51
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION:	Richard M. Galkin, Trustee	NAME AND POSITION:	Jack E. Fockler, Jr., Vice President
Age: 64	No. of Funds Overseen: 17	Age: 44
Tenure: Since 1982	Non-Royce Directorships: None	Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

		NAME AND POSITION:	W. Whitney George, Vice President
Age: 44
Tenure: Since 1995

NAME AND POSITION:	Stephen L. Isaacs, Trustee	Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.
Age: 63	No. of Funds Overseen: 17
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney; President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

		NAME AND POSITION:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 40
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.
NAME AND POSITION:	William L. Koke, Trustee
Age: 68	No. of Funds Overseen: 17	NAME AND POSITION:	John E. Denneen, Secretary
Tenure: Since 1996	Non-Royce Directorships: None	Age: 35
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal; Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

* Interested Director.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

20 | THE ROYCE FUNDS ANNUAL REPORT 2002

POSTSCRIPT

BOWLED OVER OR DON’T BELIEVE THE HYPE

This time of year marks not only the end of the holiday season, but also the merciful conclusion of the College Bowl season. Rather than utilize a logical and sensible playoff system as other college and all professional team sports do, the NCAA continues to allow an increasing number of football games that only makes choosing the best team or teams in the country a muddled prospect at best. The 2002-03 season featured no less than 56 teams playing in 28 contests that stretched from the hallowed New Orleans Bowl on December 17 — featuring the storied squads of North Texas and Cincinnati — through January 3, when Ohio State squared off against Miami in what most observers agree was the true championship game.

But the problems with the bowl game system go far beyond the mediocre teams competing in meaningless games for the sake of raking in a few extra dollars. More serious is the lack of any playoffs and a true championship game. The absence of playoffs results in the famously complicated process during the end of the college football season in which a host of computer screens and models, which would confound even the most tech-savvy stock analyst, are deployed to determine just who the best teams are. And, of course, many of them disagree. Sponsors of the bowl system insist that this is part of the fun and, besides, it’s tradition.

The rankings also create more problems than they settle. Team A beat Team B, but lost to Team C, who beat Team B, and don’t even think about bringing Team D into the mix because they beat Team A, but lost to B and tied C. So who’s Number One? There’s usually no universal answer. Which might be what the people who run the inaptly named Bowl Championship Series want. As long as no clear winner emerges, sponsors can claim that their bowl game participants are really the best, despite what the various other ranking systems say. It’s left to sports fans to argue endlessly, year after year, about who the best teams were until a playoff system is put in place.

We see the same problem everywhere. Each pain reliever on the market — the varieties of aspirin, ibuprofen, or acetaminophen — insists that it is the best, or comes out with a new version that contains 10% more of what we all thought it was full of in the first place. Every brand of laundry detergent removes the tough stains better than every other brand, and Pepsi tastes better than Coke, or is it the other way around?

For years, the investment world has experienced its own version of the same problem. The search for unbiased research information on stocks has too often and for too long been a fruitless quest. This was made abundantly clear this past December when the nation’s largest securities firms agreed to pay fines totalling $1.4 billion in response to charges that they had misled the investment public with often phony research, extolling the virtues of several stocks that they knew were of dubious quality (Remember all those can’t miss Internet stocks from the late ’90s?).

Our commitment to independent research has helped us to avoid some of these problems. When evaluating companies, we have generally preferred to keep our own counsel. The vast majority of our research is performed in house. We typically use outside research sources to gain background information or to confirm information that we’ve already compiled. Our portfolio managers and analysts pore over financial statements and reports, often generating debate about the virtues of a given company’s business, balance sheet, management, growth potential, or ability to recover from financial and/or economic adversity.

As value investors, our habit has been to remain insulated from the hype that affects so much of the investment world, and in fact we have profited at times from the hard fall and subsequent rebound of former Wall Street darlings that survived for a profitable second act. Even then, however, we chose to rely on our own counsel. When attempting to determine the quality of a stock, we would rather have ourselves to blame instead of the investment equivalent of one of those third-party computer models that picks the “real” college football champion. Just as arguments about the best college football team, or soft drink, or laundry detergent can only be made more impossible to settle with more hype, we think it’s better to stick to what we think we do best — using our own resources to find what we think are great small- and micro-cap companies.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 21